EXHIBIT (23)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Wilshire Oil Company of Texas:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-40324.

                                                   ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 28, 1997

                                      F-18